Exhibit (c)(17)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
March 18th, 2019

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Table of Contents
I. Situation Overview
II. Management Projections Overview III. Abe Financial Analysis IV. Pro Forma Financial Analysis V. Transaction Analysis
Appendix
Cost of Capital

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
I. Situation Overview

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Summary of Revised Proposal

Proposal Component	Description
Consideration	■ In revised Ulysses proposal, each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $7.63 Cash (up from $7.45) ■ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.5%[(2)] □ Existing Ulysses Shareholders: ~83.5%
Other Terms	■ Transaction requires vote of majority of Abe common unitholders, but no vote of Ulysses shareholders ■ No majority of unaffiliated approval ■ Abe will continue to make quarterly distributions subject to record date timing as proposed by Ulysses, but will not make pro rata 'stub' distribution at closing
Other	■ Ulysses has discussed with the special committee the likelihood of a 20% distribution cut in the absence of a deal

Exchange Ratio Detail

	Pre Investor Day 12/3/2018	1st Proposal Date 1/25/2019	5th Proposal Date 3/7/2019	Current 3/15/2019	Implied Offer 3/7/2019	Implied Offer 3/15/2019
Spot Abe Price	$36.67	$29.89	$27.83	$28.84	$34.90	$35.13
Abe 30-Day VWAP	$36.50	$26.34	$29.66	$29.32		
Spot Ulysses Price	$57.59	$55.95	$54.54	$55.00	--	--
Spot XR	0.6367x	0.5342x	0.5103x	0.5244x	0.6399x[(1)]	0.6387x[(1)]
Premium to Spot					25.4%	21.8%
Premium to 30-Day VWAP					17.7%	19.8%

Source: Company filings, Bloomberg, FactSet as of 3/15/2019.
(1) Implied all-in XR calculated as equity XR of 0.5000x plus $7.63 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Historical XR and Relative Performance
Two Year Historical Exchange Ratios Relative Performance From Pre Investor Day (12/3/18)
1.40x
Abe FGP SPH AMZ SPB
Prior to Investor Day – Current
190%
0.70x
Proposal Implied XR: 0.6387x
0.60x
1.20x
0.50x 170%
Average XR: 0.5235x
0.40x
Dec-18 Dec-18 Jan-19 Feb-19 Feb-19 Mar-19
1.00x 150%
140%
130%
0.80x
Proposed Consideration: 0.5000x + $7.63/unit; Implied XR: 0.6387x 110% 109% 100%
0.60x 99%
90%
Current (3/15/2019) 0.5244x 0.6387x 21.8% 79% 0.40x Spot Proposal (3/4/2019) 0.5015x 0.6390x 27.4% Pre Investor Day (12/3/18) 0.6367x 0.6325x (0.7%) Price: $28.84
70%
30-Day 0.5385x 0.6409x 19.0% 60-Day 0.5265x 0.6406x 21.7% Avg. 90-Day 0.5403x 0.6383x 18.1% 180-Day 0.6414x 0.6396x (0.3%) 360-Day 0.7830x 0.6509x (16.9%)
0.20x 50%
Mar-17 Jun-17 Oct-17 Jan-18 Apr-18 Jul-18 Nov-18 Feb-19 Dec-18 Dec-18 Jan-19 Feb-19 Feb-19 Mar-19

Source: FactSet as of 3/15/2019.
Exchange Ratio XR All-In XR at Proposal Premium

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Challenges Facing Abe Partners
2019E Coverage Net Debt / 2019E EBITDA
2.36x
5.3x 5.0x 4.7x 4.7x 4.7x 4.8x
Average: 4.5x 4.5x 4.5x 4.6x 4.6x
1.62x 1.59x 4.4x 4.4x 1.49x 4.1x 4.1x 4.2x 1.44x 3.8x 4.0x 4.0x
1.30x Average: 1.28x
1.23x 1.20x 1.20x 1.19x 1.18x
1.08x 1.06x
1.03x 1.03x 1.00x
0.96x 0.92x
SPB NGL TCP KNOP GEL SPH BPL GMLP SUN NS GLP PBFX USAC MMLP Abe SMLP HEP GLOP
PBFX SPB HEP SMLP NGL MMLP USAC SPH NS GMLP TCP Abe GLOP SUN KNOP GLP GEL BPL
Yearly Heating Degree Days(1) EBITDA Expectations & Delivery
$708 $700 $700 $700 $700
15-Yr Average: 3,648 $690 $690 $666 $680 $675 $655 $670 $660 $660 $663 $650 $645 $618 $635
$605
$570
$566 $538 $536
03—04—05—06—07—08—09—10—11—12—13—14—15—16—17—18—2014 2015 2016 2017 2018
04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19E WS Estimate Actual Actual WS Mean Mgmt. Guidance Internal Range Outperform Underperform Estimate Range(2) Budget
Source: Company filings, NOAA, FactSet as of 3/15/2019. 6 (1) Represents sum of population-weighted daily heating degree days in the continental U.S. across October 1st – March 31st heating season each year.
(2) Uses guidance provided in FQ4 immediately prior to the guidance year.

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
II. Management Projections Overview

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Projection Revisions
Abe EBITDA Forecast ($MM) Ulysses Status Quo EPS Forecast
$700 $4.00
$3.79
$670 $3.73 $661 $3.48 $3.69 $652 $652 $3.50
$3.45 $650 $643 $643 $3.41 $634 $3.14
$3.14 $625 $625 $3.14
$3.00 $2.89 $3.09 $2.90 $610
$2.92
$600 $2.63
$2.48
$2.50
$2.48
$550
4 + 8 Case EPS
$2.00
Updated Abe Case Committee Downside EPS Sensitivity Previous Forecast (As Adjusted)(1) Previous Abe Revised Budget Case Previous Forecast (As Provided) $500 $1.50 2019E 2020E 2021E 2022E 2023E 2019E 2020E 2021E 2022E 2023E
Key Dates
March 1, 2019 March 6, 2019 March 11, 2019 March 15, 2019 Feb. 7, 2019
Feb. 6, 2019 Held Call with Ulysses to Held Call with JP Received Ulysses Received indication of potential Received Received Abe reconcile effects of transaction Morgan to reconcile Updated “4 + 8” for $610mm of Abe EBITDA based (1) Ulysses Status Projections step-up depreciation to net model for changes to 2019 Forecast on guidance revisions per letter Quo Forecasts income and cash taxes Abe EBITDA forecasts from Ulysses management
8 Source: Management.
(1) Adjustment based on Abe management forecasts compared to Abe assumptions inherent in Ulysses forecasts received.

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Updated Abe Case
(USD in millions, except per share data)
EBITDA DCF(1)
Historical Weather Case Capital Investment Case
Historical Weather Case Capital Investment Case
Revised Budget Historical DCF
Revised Budget Historical $702
Abe ’19-’23 CAGR: $4.02 $665 $670 $3.96
1.7% $3.79 $3.76 $3.78 $641 $643 $3.71 $3.71 $3.75 $3.68 $3.87 $625 $619 $652 $3.59 $3.80 $606 $610 $634 $3.32 $3.33 $615 $624 $3.57 $3.57 $3.56 $615 $3.52 $610 $606 $597 $551 $543
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Revised Budget 1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.98x 0.99x 1.00x 1.00x
Coverage
Historical Weather 1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.93x 0.94x 0.94x 0.94x
Case Coverage
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Capital Investment
1.15x 1.05x 0.89x 0.88x 0.98x 0.97x 0.94x 0.99x 1.02x 1.06x
Case Coverage
DCF and Distributions with Coverage/Leverage Targets
1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage
Revised Budget Historical Weather Capital Investment
DCF Targeted Dist. DCF Targete d Dist. DCF Targeted Dist.
$4.14 $3.96 $3.91 $3.95 $3.85 $3.80 $3.76 $3.80 $3.80 $3.80 $3.70 $3.75 $3.70 $3.71 $3.68 $3.59 $3.67 $3.61 $3.71 $3.71 $3.71 $3.45
$3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.08 $3.07 $3.07 $3.07 $3.07
2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E
0.98x 1.20x 1.22x 1.25x 1.27x 1.29x 0.98x 1.20x 1.17x 1.19x 1.20x 1.22x 0.98x 1.20x 1.18x 1.24x 1.29x 1.20x
9 Source: Management.
(1) Assumes $3.80/unit annual distribution.

Ulysses Management Projections

Updated Abe Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Case



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22 CAGR: 8.3%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,653
$1,766
$1,861
$160
$376
$610
$314
$12
$242
$432
$625
$350
$10
$283
$465
$634
$389
$10
$312
$491
$643
$420
$11
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
WSC	$1,335	$1,629	$1,704	$1,750

EBITDA – Ulysses Downside Committee Sensitivity



Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22 CAGR: 5.8%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,542
$1,647
$1,736
$160
$376
$610
$314
$12
$173
$395
$625
$344
$10
$209
$426
$634
$382
$10
$234
$449
$643
$414
$11
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
WSC	$1,335	$1,629	$1,704	$1,750

Adjusted EPS[1] and Dividends Per Share



4 + 8 Case EPS
Historical EPS
DPS
Downside EPS
WSC EPS
$2.02
$2.01
$2.05
$2.29
$2.74
$2.68
$2.48
$2.48
$3.09
$3.05
$2.63
$3.41
$3.20
$2.90
$3.69
$3.36
$3.14
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$475	$613	$784	$934

CapEx



Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$719
$10
$709
$775
$15
$760
$844
$15
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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PF Ulysses Management Projections

Updated Abe Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Case


Ulysses '19-'22
CAGR: 9.9%
Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
$1,369
$1,209
$1,389
$1,421
$1,520
$1,469
$1,674
$1,818
$1,949
160
376
610
314
242
432
625
350
47
283
465
634
389
83
312
491
643
420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

EBITDA – Ulysses Downside Committee Sensitivity


Ulysses '19-'22
CAGR: 7.5%
Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
$1,369
$1,209
$1,389
$1,421
$1,520
$1,469
$1,562
$1,698
$1,823
160
376
610
314
173
395
625
344
47
209
426
634
382
83
234
449
643
414
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Adjusted EPS[1] and Dividends Per Share


4+8 Case EPS
Downside EPS
Historical EPS
DPS
$2.02
$2.01
$2.05
$2.29
$2.74
$2.48
$3.04
$3.35
$3.63
$2.48
$2.65
$2.92
$3.17
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$475	$613	$784	$934

CapEx


Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$867
$114
$753
$957
$248
$709
$1,044
$284
$760
$1,148
$319
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.
Note: Each outstanding public Abe common unit exchanged for 0.5000x Ulysses shares and $7.63 / per unit cash consideration.
(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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III. Abe Financial Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA			Price / DCF/Unit			Distribution Yield		Distribution Metrics		Debt Metrics	
Low Growth MLPs[1]															
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2018A	2019E	2020E	2018A	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$34.34	$5,338	$10,094	10.0x	11.3x	10.5x	8.3x	9.3x	8.4x	8.7%	8.7%	2.3%	1.23x	5.3x	BBB-
GasLog Partners LP	22.86	1,110	2,753	11.8x	9.9x	9.6x	6.3x	11.0x	11.6x	9.6%	9.7%	4.3%	0.92x	4.7x	NA
Genesis Energy LP	22.62	2,781	6,991	10.5x	10.0x	9.6x	9.1x	7.6x	6.9x	9.7%	9.7%	0.0%	1.44x	5.0x	B+
Global Partners LP	19.00	671	1,777	5.7x	8.2x	8.0x	5.4x	7.5x	7.3x	10.5%	10.5%	0.0%	1.18x	4.8x	B+
Golar LNG Partners LP	12.96	993	2,217	8.5x	8.8x	8.6x	6.9x	4.7x	4.8x	12.5%	12.5%	0.0%	1.20x	4.5x	NA
Holly Energy Partners LP	28.08	2,966	4,520	13.0x	12.6x	12.1x	10.9x	10.5x	10.3x	9.5%	9.6%	1.0%	0.96x	4.0x	Ba3
KNOT Offshore Partners LP	18.82	653	1,778	8.2x	8.1x	8.2x	7.0x	7.0x	7.0x	11.1%	11.1%	0.0%	1.49x	4.7x	NA
Martin Midstream Partners LP	12.45	504	1,165	9.4x	7.4x	7.0x	9.3x	5.8x	6.2x	16.1%	16.1%	0.0%	1.03x	4.2x	B
NGL Energy Partners LP	13.51	1,714	4,176	10.2x	8.3x	7.6x	8.6x	6.1x	6.1x	11.5%	11.5%	2.7%	1.62x	4.1x	B+
NuStar Energy LP	26.77	3,528	7,960	12.0x	11.6x	10.7x	7.8x	9.4x	8.3x	9.0%	9.0%	0.0%	1.19x	4.5x	BB
PBF Logistics LP	21.01	1,178	2,009	11.6x	11.4x	10.3x	9.6x	9.1x	8.5x	9.5%	9.9%	2.4%	1.08x	3.8x	NA
Summit Midstream Partners LP	9.33	775	2,366	8.0x	7.6x	7.2x	4.3x	4.2x	3.9x	24.7%	12.3%	0.0%	1.00x	4.1x	BB-
Sunoco LP	30.22	3,227	6,179	9.7x	9.8x	9.7x	6.8x	8.2x	8.1x	10.9%	10.9%	0.0%	1.20x	4.7x	BB-
TC PipeLines LP	35.36	2,640	4,833	9.2x	10.7x	10.6x	11.3x	7.8x	7.2x	7.4%	7.4%	0.0%	1.59x	4.6x	BBB-
USA Compression Partners LP	16.00	1,565	3,817	11.9x	9.4x	8.7x	6.8x	7.1x	6.9x	13.1%	13.1%	0.0%	1.06x	4.4x	B+
Low		$504	$1,165	5.7x	7.4x	7.0x	4.3x	4.2x	3.9x	7.4%	7.4%	0.0%	0.92x	3.8x	
Mean		$1,976	$4,176	10.0x	9.7x	9.2x	7.9x	7.7x	7.4x	11.6%	10.8%	0.8%	1.21x	4.5x	
Median		$1,565	$3,817	10.0x	9.8x	9.6x	7.8x	7.6x	7.2x	10.5%	10.5%	0.0%	1.19x	4.5x	
High		$5,338	$10,094	13.0x	12.6x	12.1x	11.3x	11.0x	11.6x	24.7%	16.1%	4.3%	1.62x	5.3x	
Propane Distributors[4]															
Ferrellgas Partners LP	$1.35	$131	$2,166	9.0x	9.2x	8.9x	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC
Suburban Propane Partners LP	22.75	1,425	2,700	9.5x	9.4x	9.3x	7.1x	7.2x	6.9x	10.5%	10.5%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation[3]	8.54	1,511	2,907	10.4x	8.2x	7.9x	5.9x	6.7x	6.3x	6.3%	6.3%	0.0%	2.36x	4.0x	BB
Low		$131	$2,166	9.0x	8.2x	7.9x	5.9x	6.7x	6.3x	6.3%	6.3%	0.0%	1.30x	4.0x	
Mean		$1,022	$2,591	9.6x	8.9x	8.7x	6.5x	6.9x	6.6x	8.4%	8.4%	2.6%	1.83x	5.7x	
Median		$1,425	$2,700	9.5x	9.2x	8.9x	6.5x	6.9x	6.6x	8.4%	8.4%	2.6%	1.83x	4.4x	
High		$1,511	$2,907	10.4x	9.4x	9.3x	7.1x	7.2x	6.9x	10.5%	10.5%	5.1%	2.36x	8.7x	
Abe Partners, L.P. (WS)	$28.84	$3,082	$5,960	9.8x	9.4x	9.3x	7.8x	7.5x	7.4x	13.2%	13.2%	(4.5%)	1.03x	4.5x	NA
Abe Partners, L.P. (Revised Budget)				9.8x	9.8x	9.5x	7.8x	7.8x	7.8x	13.2%	13.2%	0.0%	0.97x	4.6x	NA
At Current Proposal (WS Estimates)	$35.13	$3,294	$6,550	10.8x	10.3x	10.2x	9.5x	9.1x	9.0x	10.8%	10.8%	0.0%	1.03x	4.5x	NA
At Current Proposal (Revised Budget)	$35.13	$3,294	$6,550	10.8x	10.7x	10.5x	9.5x	9.5x	9.5x	10.8%	10.8%	0.0%	0.97x	4.6x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/15/2019.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7498 USD per CAD.
(4) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

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ENERGY INVESTMENT & MERCHANT BANKING

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PRELIMINARY CONFIDENTIAL DRAFT
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Propane Precedent Transactions Analysis

A	B	C	D	E	F	G	H	I
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA LTM	EBITDA FY1/NTM	Purchase Price / LTM EBITDA	Purchase Price / NTM EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	85	84	10.5x[1]	10.7x
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	25	28	8.0x	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	24	19	7.0x	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	38	33	10.8x	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	NA	38	NA	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	139	136	3.7x	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	NA	95	NA	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	NA	9.1x	NA
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	253	325	11.4x	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	NA	36	NA	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	49	50	9.6x	9.5x
4/20/2004	Ferrellgas	Blue Rhino	-	343	34	44	10.0x	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	41	34	5.0x	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	90	119	10.9x	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA	NA	NA
Low				$170	$24	$19	3.7x	3.8x
Mean				$676	$89	$80	8.7x	7.8x
Median				$412	$49	$44	9.6x	7.8x
High				$2,890	$253	$325	11.4x	12.3x
>$1B Mean				$2,345	$225	$325	10.3x	8.9x
>$1B Median				$2,345	$225	$325	10.3x	8.9x
Current Ulysses Proposal (0.6387x All-In XR)	Ulysses	Abe		$6,550	$622	$610	10.5x	10.7x

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

14

Abe DCF Analysis

Updated Abe Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $28.84
Implied Proposal Value: $35.13

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.87	$34.67	$40.47
10.0%	$27.44	$32.88	$38.32
12.0%	$26.11	$31.22	$36.33

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$28.84
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.85	$35.90	$41.96
10.0%	$28.37	$34.04	$39.72
12.0%	$26.99	$32.32	$37.65

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

PV of Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$38.23
$37.70
$37.21
$36.76
$29.49
$29.75
$29.98
$30.19
$28.84
$24.11
$24.85
$25.53
$26.15
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/15/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

15

Abe DCF Analysis

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $28.84
Implied Proposal Value: $35.13

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.29	$32.74	$38.18
10.0%	$25.95	$31.05	$36.16
12.0%	$24.70	$29.49	$34.29

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



Yield
8.0%
10.5%
13.0%
$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$28.84
Current Price
2H 2019E
2020E
2021E
2022E

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.40	$34.13	$39.85
10.0%	$26.99	$32.36	$37.73
12.0%	$25.69	$30.73	$35.77

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

PV of Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



Yield
8.0%
10.5%
13.0%
$38.23
$37.70
$37.21
$36.76
$29.49
$29.75
$29.98
$30.19
$24.11
$24.85
$25.53
$26.15
$28.84
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/15/2019.

16

Abe DCF Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

Abe Current Unit Price: $28.84
Implied Proposal Value: $35.13

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

		2023E DCF Multiple		
		6.0x	8.0x	10.0x
Discount Rate	8.0%	$29.81	$35.95	$42.08
	10.0%	$28.32	$34.07	$39.83
	12.0%	$26.94	$32.34	$37.74

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

		2023E DCF Multiple		
		6.0x	8.0x	10.0x
Discount Rate	8.0%	$30.51	$36.83	$43.16
	10.0%	$28.98	$34.91	$40.84
	12.0%	$27.56	$33.12	$38.69

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

		2023E Distribution Yield		
		13.0%	10.5%	8.0%
Discount Rate	8.0%	$33.99	$39.30	$47.94
	10.0%	$32.24	$37.23	$45.33
	12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

		2023E Distribution Yield		
		13.0%	10.5%	8.0%
Discount Rate	8.0%	$29.68	$34.51	$42.35
	10.0%	$28.14	$32.66	$40.02
	12.0%	$26.71	$30.96	$37.86

PV of Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy


Yield
8.0%
10.5%
13.0%
$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$28.84
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy


Yield
8.0%
10.5%
13.0%
$38.07
$37.54
$37.05
$40.02
$29.36
$29.62
$29.85
$32.66
$24.01
$24.75
$25.43
$28.14
$28.84
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 3/15/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

17

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Pro Forma Financial Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Dist. CAGR 19E to '21E[3]	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$101.51	$11,921	$15,388	13.0x	11.8x	23.2x	21.8x	13.1x	11.4x	2.1%	2.1%	56.7%	8.0%	2.9x	A	6.0%
Chesapeake Utilities Corporation	92.36	1,525	2,172	14.7x	13.7x	25.0x	23.5x	NA	NA	1.6%	1.7%	44.1%	9.9%	4.4x	NA	8.0%
NiSource Inc	27.89	10,439	20,399	12.2x	11.4x	21.3x	20.1x	8.8x	8.5x	2.9%	2.9%	128.1%	6.7%	5.4x	BBB+	6.0%
New Jersey Resources Corporation	49.85	4,447	5,912	20.6x[1]	18.8x[1]	24.9x	23.2x	18.5x	15.8x	2.3%	2.4%	80.6%	NA	5.1x	NA	6.0%
Northwest Natural Holding Co.	64.51	1,877	2,851	12.5x	11.5x	27.3x	25.6x	11.1x	11.2x	2.9%	2.9%	55.6%	0.7%	4.3x	A+	4.5%
ONE Gas Inc	88.81	4,698	6,273	13.3x	12.5x	25.8x	24.7x	13.1x	12.5x	2.3%	2.3%	65.0%	7.7%	3.3x	A	5.0%
Spire Inc	80.26	4,423	7,074	14.0x	13.1x	21.5x	20.6x	11.4x	11.2x	3.0%	3.0%	68.0%	5.1%	5.2x	A-	3.4%
Southwest Gas Holdings Inc	83.15	4,446	6,750	10.0x	9.3x	21.4x	19.8x	8.8x	8.3x	2.6%	2.6%	54.0%	7.2%	3.3x	BBB+	5.5%
Low		$1,525	$2,172	10.0x	9.3x	21.3x	19.8x	8.8x	8.3x	1.6%	1.7%	44.1%	0.7%	2.9x		3.4%
Mean		$5,472	$8,352	12.8x	11.9x	23.8x	22.4x	12.1x	11.3x	2.5%	2.5%	69.0%	6.5%	4.2x		5.6%
Median		$4,446	$6,511	13.0x	11.8x	24.1x	22.5x	11.4x	11.2x	2.5%	2.5%	60.8%	7.2%	4.3x		5.8%
<60% Payout Ratio Median		$3,161	$4,800	12.8x	11.7x	24.1x	22.6x	11.1x	11.2x	2.3%	2.3%	54.8%	7.6%	3.8x		5.8%
High		$11,921	$20,399	14.7x	13.7x	27.3x	25.6x	18.5x	15.8x	3.0%	3.0%	128.1%	9.9%	5.4x		8.0%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage[5]	Dist. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$36.52	$73,977	$131,073	13.3x	12.4x	19.4x	18.2x	10.1x	9.7x	6.1%	6.1%	1.5x	3.2%	4.9x	BBB+	7.2%
Kinder Morgan Inc	19.87	45,240	79,406	10.2x	9.9x	19.9x	18.4x	9.2x	8.4x	4.0%	5.0%	2.2x	11.3%	4.3x	BBB	NA
SemGroup Corporation	14.49	1,322	3,441	7.9x	7.1x	NM	45.3x	4.9x	4.6x	13.0%	13.0%	1.6x	2.0%	4.0x	B+	5.2%
Targa Resources Corp.	40.04	9,463	15,718	11.5x	9.0x	NM	39.1x	11.3x	7.4x	9.1%	9.1%	1.0x	3.5%	3.5x	BB	20.4%
Tallgrass Energy LP	24.05	6,813	10,519	10.8x	11.8x	13.7x	16.3x	9.8x	9.6x	8.6%	9.0%	1.3x	4.9%	3.3x	BBB-	0.3%
Williams Companies Inc	27.56	34,327	57,945	11.5x	10.8x	28.8x	25.8x	10.7x	10.1x	4.9%	5.5%	1.7x	9.3%	4.4x	BBB	26.8%
Low		$1,322	$3,441	7.9x	7.1x	13.7x	16.3x	4.9x	4.6x	4.0%	5.0%	1.0x	2.0%	3.3x		0.3%
Mean		$28,524	$49,684	10.9x	10.1x	20.5x	27.2x	9.3x	8.3x	7.6%	8.0%	1.5x	5.7%	4.1x		12.0%
Median		$21,895	$36,832	11.1x	10.3x	19.6x	22.1x	9.9x	9.0x	7.4%	7.5%	1.5x	4.2%	4.2x		7.2%
High		$73,977	$131,073	13.3x	12.4x	28.8x	45.3x	11.3x	10.1x	13.0%	13.0%	2.2x	11.3%	4.9x		26.8%
Propane Distributors[6]				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Abe Partners	$28.84	$3,082	$5,960	9.4x	9.3x	12.0x	11.8x	7.5x	7.4x	13.2%	13.2%	1.0x	(2.4%)	4.5x	NA	0.0%
Ferrellgas Partners LP	1.35	131	2,166	9.2x	8.9x	NM	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC	44.7%
Suburban Propane Partners LP	22.75	1,425	2,700	9.4x	9.3x	17.0x	15.9x	7.2x	6.9x	10.5%	10.5%	1.3x	5.1%	4.4x	BB-	3.9%
Superior Plus Corporation[7]	8.54	1,511	2,907	8.2x	7.9x	18.4x	14.9x	6.7x	6.3x	6.3%	6.3%	2.4x	0.0%	4.0x	BB	4.8%
Low		$131	$2,166	8.2x	7.9x	12.0x	11.8x	6.7x	6.3x	6.3%	6.3%	1.0x	(2.4%)	4.0x		0.0%
Mean		$1,537	$3,433	9.1x	8.9x	15.8x	14.2x	7.1x	6.9x	10.0%	10.0%	1.6x	0.9%	5.4x		13.4%
Median		$1,468	$2,803	9.3x	9.1x	17.0x	14.9x	7.2x	6.9x	10.5%	10.5%	1.3x	0.0%	4.5x		4.4%
High		$3,082	$5,960	9.4x	9.3x	18.4x	15.9x	7.5x	7.4x	13.2%	13.2%	2.4x	5.1%	8.7x		44.7%
Ulysses Corporation (WS)	$55.00	$9,787	$16,191	12.1x	9.9x	20.5x	18.0x	10.2x[4]	8.6x[4]	1.9%	2.0%	47.5%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				11.0x	9.8x	22.2x	17.8x	8.9x[4]	7.7x[4]	1.9%	2.0%	35-45%	4.0%	3.0x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/15/2019.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.
(2) Payout ratio defined as last quarter dividend divided by LTM earnings.
(3) CAGR estimated ends at 2021E due to insufficient Wall Street research estimates for 2022E.
(4) P/CFPS shown for Ulysses.
(5) Coverage defined as distributable cash flow divided by total distributions.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
(7) Uses exchange rate of 0.7498 USD per CAD.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses DCF Analysis | Updated Abe Case

Valuation Effective Date: 3/31/2019

Ulysses 4 + 8 Case | Unlevered Disc. Cash Flow(1,2) Analysis

Discount Rate	2022E Terminal Multiple		
	8.5x	10.0x	11.5x
4.50%	$53.03	$65.33	$77.64
5.25%	$51.73	$63.82	$75.90
6.00%	$50.47	$62.34	$74.21

Ulysses 4 + 8 Case | Levered DCF Analysis

Ulysses SQ Dividends Policy

Discount Rate	2022E Price/Earnings Multiple		
	17.0x	20.0x	23.0x
5.00%	$57.50	$67.15	$76.80
5.75%	$56.51	$65.99	$75.47
6.50%	$55.54	$64.86	$74.17

Committee Downside EPS Sensitivity | Unlevered Disc. Cash Flow(1,2)

Discount Rate	2022E Terminal Multiple		
	8.5x	10.0x	11.5x
4.50%	$47.51	$59.02	$70.54
5.25%	$46.31	$57.61	$68.92
6.00%	$45.13	$56.24	$67.35

Committee Downside EPS Sensitivity | Levered DCF Analysis

Ulysses SQ Dividends Policy

Discount Rate	2022E Price/Earnings Multiple		
	17.0x	20.0x	23.0x
5.00%	$50.54	$58.96	$67.38
5.75%	$49.67	$57.94	$66.22
6.50%	$48.82	$56.95	$65.08

PF PV of Future Share Price Analysis(3)

Ulysses SQ Dividends Policy

Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual earnings per share multiplied by terminal P/E multiple
- Discounted to 3/31/19 at 5.75% cost of equity
  - Interim dividends discounted upon receipt to 3/31/19
- Cash consideration of $7.63 per unit added to value of 0.5000x pro forma Ulysses shares received by Abe unitholders


Downside Sensitivity
4 + 8 Case
PF Ulysses(4)
Terminal P/E Multiple
23.0x
20.0x
17.0x
$68.46
$72.55
$75.47
$59.80
$63.51
$66.22
$59.60
$63.31
$65.99
$52.07
$55.44
$57.94
$54.06
$56.51
$55.00
Current Price
$50.74
$47.38
$49.67
$44.34
2H 2019E
2020E
2021E

Source: Management projections and FactSet as of 3/15/2019.
(1) Discounted cash flow analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at current proposal consideration.
(3) Dividend policy assumed same as SQ policy, across all operating scenarios.
(4) Pro forma analysis incorporates EBITDA synergies of $5 MM per year.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
20

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Analysis at Various Exchange Ratios
($ in millions, unless otherwise noted)
Original Ulysses Ulysses Ulysses Original Abe Ulysses Third Abe Revised Ulysses Second Fourth Current Counter Proposal Proposal Proposal Proposal Proposal Proposal Proposal
Exchange Ratio Consideration (XR) 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x Stock Consideration (Ulysses Share Price x XR) $27.50 $27.50 $27.50 $27.50 $27.50 $27.50 $27.50 Cash Consideration $4.03 $6.32 $6.80 $7.30 $7.63 $10.00 $13.94 Exchange Ratio (At Current Ulysses Sh. Price of $55.00) 0.5733x 0.6149x 0.6236x 0.6327x 0.6387x 0.6818x 0.7535x
Implied Abe Unit Price $31.53 $33.82 $34.30 $34.80 $35.13 $37.50 $41.44 Implied Premium to Current Abe Unit Price (Ulysses Share Price x XR + Cash) 9.3% 17.3% 18.9% 20.7% 21.8% 30.0% 43.7% Fully Diluted Abe Units Outstanding 93.8 93.8 93.8 93.8 93.8 93.8 93.8 Implied Fully-Diluted Abe Equity Value $2,956 $3,171 $3,216 $3,263 $3,294 $3,516 $3,886 Net Debt 2,846 2,846 2,846 2,846 2,846 2,846 2,846
GP Equity Value(1) 378 378 378 378 378 378 378
Non-Controlling Interest 32 32 32 32 32 32 32
Implied Abe Enterprise Value(1) $6,212 $6,427 $6,472 $6,519 $6,550 $6,772 $7,141
Comparable Metrics
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.3x 10.6x 10.7x 10.8x 10.8x 11.2x 11.8x 10.0x 10.0x 9.5x 9.6x 9.6x 8.7x 2019E $636 9.8x 10.1x 10.2x 10.3x 10.3x 10.7x 11.2x 9.8x 9.7x 9.2x 8.9x 7.8x 7.8x 2020E $644 9.6x 10.0x 10.1x 10.1x 10.2x 10.5x 11.1x 9.6x 9.2x 8.9x 8.7x
Consensus P / LP DCF(2) Case
WS 2018A $348 8.5x 9.1x 9.2x 9.4x 9.5x 10.1x 11.2x 7.8x 7.9x 6.5x 6.5x 2019E $361 8.2x 8.8x 8.9x 9.0x 9.1x 9.7x 10.7x 7.6x 7.7x 6.9x 6.9x Abe 2020E $367 8.1x 8.6x 8.8x 8.9x 9.0x 9.6x 10.6x 7.2x 7.4x 6.6x 6.6x
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.3x 10.6x 10.7x 10.8x 10.8x 11.2x 11.8x 10.0x 10.0x 9.5x 9.6x 9.6x 8.7x 2019E $610 10.2x 10.5x 10.6x 10.7x 10.7x 11.1x 11.7x 9.8x 9.7x 9.2x 8.9x 7.8x 7.8x 2020E $625 9.9x 10.3x 10.4x 10.4x 10.5x 10.8x 11.4x 9.6x 9.2x 8.9x 8.7x
Revised P / LP DCF(2) Budget
Abe 2018A $348 8.5x 9.1x 9.2x 9.4x 9.5x 10.1x 11.2x 7.8x 7.9x 6.5x 6.5x 2019E $345 8.6x 9.2x 9.3x 9.5x 9.5x 10.2x 11.3x 7.6x 7.7x 6.9x 6.9x 2020E $348 8.5x 9.1x 9.2x 9.4x 9.5x 10.1x 11.2x 7.2x 7.4x 6.6x 6.6x
Source: Company filings, and FactSet as for 3/15/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield. 22
(2) DCF attributable to LP unitholders.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Has / Gets Analysis | Updated Abe Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.87	$34.67	$40.47
10.0%	$27.44	$32.88	$38.32
12.0%	$26.11	$31.22	$36.33

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.85	$35.90	$41.96
10.0%	$28.37	$34.04	$39.72
12.0%	$26.99	$32.32	$37.65

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.14	$40.30	$46.45
5.25%	$33.50	$39.54	$45.58
6.00%	$32.86	$38.80	$44.74

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.39	$37.14	$42.90
5.25%	$30.78	$36.44	$42.09
6.00%	$30.19	$35.75	$41.30

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.38	$41.20	$46.03
5.75%	$35.88	$40.62	$45.37
6.50%	$35.40	$40.06	$44.72

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.90	$37.11	$41.32
5.75%	$32.46	$36.60	$40.74
6.50%	$32.04	$36.11	$40.17

Source: Management projections and FactSet as of 3/15/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has / Gets Analysis | Abe Historical Weather Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.29	$32.74	$38.18
10.0%	$25.95	$31.05	$36.16
12.0%	$24.70	$29.49	$34.29

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.40	$34.13	$39.85
10.0%	$26.99	$32.36	$37.73
12.0%	$25.69	$30.73	$35.77

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$33.52	$39.58	$45.65
5.25%	$32.88	$38.84	$44.79
6.00%	$32.26	$38.11	$43.96

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$30.77	$36.44	$42.11
5.25%	$30.18	$35.75	$41.32
6.00%	$29.60	$35.07	$40.54

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$35.58	$40.27	$44.95
5.75%	$35.10	$39.71	$44.31
6.50%	$34.63	$39.16	$43.68

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.11	$36.19	$40.26
5.75%	$31.70	$35.70	$39.70
6.50%	$31.29	$35.22	$39.15

Source: Management projections and FactSet as of 3/15/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has / Gets Analysis | Abe Capital Investment Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.81	$35.95	$42.08
10.0%	$28.32	$34.07	$39.83
12.0%	$26.94	$32.34	$37.74

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.51	$36.83	$43.16
10.0%	$28.98	$34.91	$40.84
12.0%	$27.56	$33.12	$38.69

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.68	$34.51	$42.35
10.0%	$28.14	$32.66	$40.02
12.0%	$26.71	$30.96	$37.86

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Ulysses 4 + 8 Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.55	$40.79	$47.03
5.25%	$33.89	$40.02	$46.15
6.00%	$33.25	$39.27	$45.29

Discounted Cash Flow | Unlevered FCF(2) | Committee Downside EPS Sensitivity

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.80	$37.64	$43.49
5.25%	$31.19	$36.93	$42.67
6.00%	$30.59	$36.23	$41.87

Levered DCF Analysis(3) | Ulysses 4 + 8 Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.83	$41.73	$46.63
5.75%	$36.32	$41.14	$45.96
6.50%	$35.83	$40.57	$45.30

Levered DCF Analysis(3) | Committee Downside EPS Sensitivity

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$33.35	$37.64	$41.93
5.75%	$32.91	$37.13	$41.34
6.50%	$32.48	$36.62	$40.76

Source: Management projections and FactSet as of 3/15/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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Has/Gets Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Pre – Unitholder Tax | PV of Future Equity Value | Updated Abe Case

Ulysses 4 + 8 Case | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$43.91
$41.86
$45.37
$40.62
$39.28
$37.43
$36.97
$37.23
$36.68
$36.36
$35.88
$32.24
$34.66
$33.00
$30.65
$31.48
$29.73
$28.84
Abe Current Price
2H 2019E
2020E
2021E
2022E

Committee Downside EPS Sensitivity| $3.80 Dist. Policy



$47.14
$46.48
$45.88
$45.33
$40.92
$39.55
$37.69
$36.68
$36.97
$37.23
$36.36
$36.76
$35.50
$32.60
$33.80
$31.44
$29.92
$32.24
$31.48
$30.65
$29.73
$28.84
Abe Current Price
2H 2019E
2020E
2021E
2022E

Ulysses 4 + 8 Case | Target Dist. Policy



$45.47
$44.02
$41.97
$39.38
$40.72
$38.23
$37.21
$36.76
$37.53
$37.70
$35.96
$34.74
$33.08
$28.84
$30.19
$29.49
$29.75
$29.98
$25.53
$26.15
$24.11
$24.85
Abe Current Price
2H 2019E
2020E
2021E
2022E

Committee Downside EPS Sensitivity| Target Dist. Policy



$41.02
$39.66
$38.23
$37.70
$37.21
$36.76
$37.79
$36.85
$35.59
$32.67
$33.90
$31.52
$30.00
$29.75
$29.98
$30.19
$29.49
$28.84
$26.15
$25.53
$24.11
$24.85
Abe Current Price
2H 2019E
2020E
2021E
2022E

SQ Abe	PF Ulysses (XR-Adj)[(1)]
Terminal Yield	Terminal P/E Multiple
8.0%	23.0x
10.5%	20.0x
13.0%	17.0x

Source: Management projections and Factset as of 3/15/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
Note: Utilizes 10.0% cost of equity for SQ Abe and 5.75% cost of equity for PF Ulysses.
(1) XR-Adj. PF Ulysses (0.5000x + $7.63). Pro forma analysis incorporates EBITDA synergies of $5 MM per year and incremental acquisitions.

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26

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Supplemental Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Unitholder Tax Implications

Average Tax Basis Calculation[(1)]

- The average tax paid with state taxes is $6.64 per unit for public Abe unitholders as of 1H 2019

Detailed Calculation of Ordinary and Capital Gains as of December 2017

Unitholder Trade Group	Active Units	% of Public	Basis[(2)]	Ordinary Gain[(2)]	PAL[(2)]	Capital Gain[(2)]
May 1995 - Dec. 2010	12,044,321	17%	$0.23	$28.47	($1.25)	$6.43
Jan. 2011 - Dec. 2013	10,693,961	15%	$6.90	$27.14	($11.99)	$1.09
Jan. 2014 - Dec. 2014	11,715,648	17%	$11.83	$25.43	($15.44)	($2.13)
Jan. 2015 - Dec. 2015	6,423,910	9%	$14.86	$22.94	($16.09)	($2.67)
Jan. 2016 - Dec. 2016	14,091,793	20%	$15.92	$20.16	($14.20)	($0.95)
Jan. 2017 - Dec. 2017	12,903,239	19%	$26.94	$14.29	($11.09)	($6.10)
Jan. 2018 - Jan. 2018	1,182,662	2%	$36.63	$7.09	($4.13)	($8.59)
Total / Active Unit Average	69,055,533	100%	$13.41	$22.52	($11.23)	($0.80)

FY 1H 2019E Basis	
December 2017 Tax Basis	$13.41
(+) Jan '18 - March '19 Allocated Net Income[(3)]	2.65
(-) Jan '18 - March '19 Distributions (5 quarters)	4.75
March 2019E Basis	**$11.30**

FY 1H 2019E Ordinary Gain	
December 2017 Ordinary Gain	$22.52
(+) Jan '18 - March '19 Adjustments	2.10
March 2019E Ordinary Gain	**$24.63**

FY 1H 2019E PAL Balance	
December 2017 PAL Balance	$11.23
(-) January 2018 - March 2019 PALs Utilized	(2.65)
March 2019E PAL Balance	**$8.58**

Capital losses carry forward to offset against potential future capital gains

Average Unitholder - FY 1H 2019E	
UGI Share Price	$55.00
Exchange Ratio	0.5000x
Cash Consideration	$7.63
Offer Price	$35.13
FY 1H 2019E Tax Basis	**$11.30**
Detail of Gains (per Unit)	
Average Ordinary Gain / (Loss)[(4)]	$24.63
Average Capital Gain / (Loss)[(4)]	(0.80)
Total Gain	**$23.83**
Average Assumed Passive Activity Loss [(2)]	($8.58)
Average Ordinary Gain / (Loss) Net of PAL (Federal Only)	$16.04
Tax on Gain (Per Unit)	
Federal Ordinary Income Tax Rate	37.0%
Individual MLP Investor Deduction Rate	20.0%
ACA Tax	3.8%
Federal Tax Rate	33.4%
Federal Capital Gains Tax Rate	23.8%
Effective State Tax Rate[(3)]	5.2%
Tax on Ordinary Gain	$5.36
Effective Ordinary Gain Tax Rate	*33.4%*
Tax on Capital Gain	($0.19)
Effective Capital Gain Tax Rate	*23.8%*
State Tax Ordinary Income[(5)]	$1.28
Effective Ordinary Gain Tax Rate	*5.2%*
State Tax Capital Gain[(5)]	($0.04)
Effective Capital Gains Tax Rate	*5.2%*
Total Tax on Gain[(6)]	**$6.64**
Total Effective Tax Rate	*26.9%*

Source: Company Management, FactSet as of 3/15/2019 and Wall Street research.
Note: PAL is defined as Passive Activity Loss.
(1) Provided by management.
(2) Weighted average by active unit as a percent of total outstanding active units.
(3) Taxable income for publicly owned AmeriGas LP units for tax year ended 9/30/19 grossed up by 25% to estimate taxable income from January 2018 to March 2019.
(4) Ordinary and Capital gains provided by management as of December 2017; basis and gain estimates rolled forward to March 2019.
(5) Per discussions with management, state tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers.
(6) Taxes Payable on Ordinary gain not offset by Capital losses.

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28

SQ Abe After Tax Cash Flow

Terminal Yield Value | Abe $3.80 Annual Dist. Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80		
AT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.22	$2.51		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.42	$1.71		
Disc. LP Dist. Total					$12.58		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$47.50	$36.19	$29.23

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E		
Beg. Avg. Tax Basis / Unit	$11.30	$10.46	$9.45	$8.64	$8.09		
Less: Distributions / Unit	(1.90)	(3.80)	(3.80)	(3.80)	(3.80)		
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35		
Avg. EOY Basis / Unit	**$10.46**	**$9.45**	**$8.64**	**$8.09**	**$7.64**		
EOY PAL Balance[(1)]	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**		
Implied Terminal Value per Unit					$47.50	$36.19	$29.23
Less: Basis at EOY 2023E					($7.64)	($7.64)	($7.64)
Gain Subject to Tax					$39.86	$28.55	$21.59
Capital Gain[(2)]					$15.24	$3.93	($3.03)
Ordinary Gain[(2)]					$24.63	$24.63	$24.63
Total Gain					**$39.86**	**$28.55**	**$21.59**
PAL Balance at EOY 2023E					$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)					$24.63	$24.63	$24.63
Total Tax on Gain per Unit							
Tax on Ordinary Gain - 33.4%					$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%					3.63	0.93	0.00
State Tax on Ordinary Income - 5.2%					1.28	1.28	1.28
State Tax on Capital Gain - 5.2%					0.79	0.20	0.00
Total Tax on Gain					**$13.92**	**$10.64**	**$9.50**
Total Effective Tax Rate					*34.9%*	*37.3%*	*44.0%*
After-Tax Future Value per Unit					$33.58	$25.55	$19.73
Terminal Disc. Factor					*0.651*	*0.651*	*0.651*
Implied Present Value per Unit					$34.45	$29.22	$25.43

Source: Management projections and FactSet as of 3/15/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) PAL balance is reduced to $0 between 2021E - 2022E.
(2) Gain subject to tax less ordinary gain determines capital gain.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

29

SQ Abe After Tax Cash Flow

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Terminal Yield Value | Targeted Leverage & Coverage Policy

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.54	$3.08	$3.08	$3.08	$3.08		
AT LP Distribution Per Unit	$1.54	$3.08	$3.08	$2.50	$1.79		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.50	$2.80	$2.55	$1.88	$1.22		
Disc. LP Dist. Total					$9.95		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$38.52	$29.35	$23.71

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E
Beg. Avg. Tax Basis / Unit	$11.30	$10.82	$10.53	$10.44	$10.61
Less: Distributions / Unit	(1.54)	(3.08)	(3.08)	(3.08)	(3.08)
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35
Avg. EOY Basis / Unit	**$10.82**	**$10.53**	**$10.44**	**$10.61**	**$10.87**
EOY PAL Balance[1]	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**

Implied Terminal Value per Unit	$38.52	$29.35	$23.71
Less: Basis at EOY 2023E	($10.87)	($10.87)	($10.87)
Gain Subject to Tax	$27.65	$18.48	$12.84
Capital Gain[2]	$3.03	($6.15)	($11.79)
Ordinary Gain[2]	$24.63	$24.63	$24.63
Total Gain	**$27.65**	**$18.48**	**$12.84**
PAL Balance at EOY 2023E	$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)	$24.63	$24.63	$24.63
Total Tax on Gain per Unit			
Tax on Ordinary Gain - 33.4%	$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%	0.72	0.00	0.00
State Tax on Ordinary Income - 5.2%	1.28	1.28	1.28
State Tax on Capital Gain - 5.2%	0.16	0.00	0.00
Total Tax on Gain	**$10.38**	**$9.50**	**$9.50**
Total Effective Tax Rate	*37.5%*	*51.4%*	*74.0%*
After-Tax Future Value per Unit	$28.14	$19.85	$14.20
Terminal Disc. Factor	*0.651*	*0.651*	*0.651*
Implied Present Value per Unit	$28.28	$22.88	$19.20

Source: Management projections and FactSet as of 3/15/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) PAL balance is reduced to $0 between 2021E - 2022E.
(2) Gain subject to tax less ordinary gain determines capital gain.

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PF Ulysses After Tax Cash Flow

Terminal P/E Value

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

At 0.5181x Exchange Ratio

SUBJECT TO TAX COUNSEL REVIEW

		2H 2019E	2020E	2021E	2022E	Terminal		
Tax Basis at 1H 2019E		$11.30						
Stepped Up Basis Upon Close		$35.13						
PF Ulysses Earnings per Share					$3.63			
XR Adj. PF Ulysses Earnings per Share					$1.88			
PF Ulysses BT Dist. per Share		$0.55	$1.20	$1.25	$1.30			
XR Adj. PF Ulysses BT Dist. per Share		$0.28	$0.62	$0.65	$0.67			
% RoC		0%	0%	0%	0%			
% QD		100%	100%	100%	100%			
Return of Capital		$0.00	$0.00	$0.00	$0.00			
Qualified Dividends		($0.07)	($0.15)	($0.15)	($0.16)			
Project Tax Liability		($0.07)	($0.15)	($0.15)	($0.16)			
XR Adj. PF Ulysses AT Dist. per Share		$0.22	$0.47	$0.49	$0.51			
Terminal P/E						23.0x	20.0x	17.0x
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$43.30	$37.66	$32.01
Less: Basis on Conversion						($35.13)	($35.13)	($35.13)
Plus: Dividends Treated as Return of Capital						$0.00	$0.00	$0.00
Gain on Sale	Tax Rate[1]					$8.17	$2.53	($3.12)
Tax on Gain	29.0%					$2.37	$0.73	$0.00
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$43.30	$37.66	$32.01
Less: Taxes on Gain						($2.37)	($0.73)	$0.00
Net Proceeds						**$40.93**	**$36.92**	**$32.01**
Total Net Cash Flow		$0.22	$0.47	$0.49	$0.51	$40.93	$36.92	$32.01
Total Cash In Flow		$0.28	$0.62	$0.65	$0.67	$43.30	$37.66	$32.01
Total Cash Out Flow - Tax on Dividends		($0.07)	($0.15)	($0.15)	($0.16)	($2.37)	($0.73)	$0.00
Discount Factor		0.986	0.946	0.894	0.846	0.822	0.822	0.822
Implied Present Value per Share		$0.21	$0.45	$0.44	$0.43	$33.66	$30.36	$26.32
XR Adj. PF Ulysses Implied Present Value per Share						$35.19	$31.89	$27.85

- *Abe current price of $28.84 as of 3/15/2019*
- *Cash consideration used to pay part of taxes for an average public Abe unitholder; additional cash made available by Ulysses secondary shares*

Source: Management projections and FactSet as of 3/15/2019.
Note: Discounted at midpoint discount rate of 5.75%.
Note: QD / RoC split is per management guidance.
Note: 2/3 3rd quarter dividend short-term non-qualified dividend.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Summary of Full Cycle Illustrative After-Tax Dist. Analysis
SUBJECT TO TAX COUNSEL REVIEW
P/E Multiple
Yield 23.0x
$35.19
8.0% $34.45
Yield
20.0x
$31.89
8.0%
10.5% $28.28
$22.88
17.0x $27.85
10.5%
$29.22
13.0% $25.43
13.0%
$19.20
$3.80 Dist. Policy Target Coverage Dist. Policy PF

Source: Management.

Summary of Material Changes

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Updates Since 3/5/2019 Materials

- Added pro forma incremental capex (enabled by distribution savings reinvested in forward year) to make additional 100%-equity acquisitions at 7.5x EV/EBITDA multiple (since 2/28/2019 materials)
- Revised spend timing for additional acquisition capex from year after distribution savings to year of distribution savings (since 3/5/2019 materials)
- Added pro forma Ulysses peer WACC analysis (Barra beta based)
- Adjusted Unlevered DCF discount rate range to 4.5% - 5.25% - 6.0%
- Adjusted Levered DCF discount rate range to 5.0% - 5.75% - 6.5%
- Adjusted pro forma Ulysses terminal P/E multiple range to 17.0x – 20.0x – 23.0x
- Adjusted Abe 2019E-2023E forecasts for the three EBITDA scenarios per discussions with Abe Management on 3/15/2019:
  - Updated Abe Case: Previous Revised Budget forecast of $625 MM 2019E, $642.5 MM 2020E and increases of $9 MM per year thereafter changed to $610 MM 2019E, $625 MM 2020E, and increases of $9 MM per year thereafter
  - Historical Weather Case: Previous forecast of $625 MM 2019E changed to $610 MM 2019E
  - Capital Investment Case: Previous forecast revised to reflect same nominal changes to underlying Updated Abe Case
- Adjusted Ulysses 2019E budget to reflect lower guidance as received the week of 3/11/2019
- Added Committee Downside EPS Sensitivity for Ulysses incorporating a 15% drop in Adjusted EPS for 2020E-2022E

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Appendix

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SQ Ulysses Sum-of-the-Parts Analysis

Ulysses SOTP

	FY 2019E EBITDA	FY 2019E Multiple[1] Low	FY 2019E Multiple[1] High	Enterprise Value Low	Enterprise Value High
SQ Ulysses Business Segments					
Midstream & Marketing	$162	9.5x	11.5x	$1,540	$1,864
Utilities	$318	10.0x	12.0x	$3,177	$3,812
International	$382	8.0x	10.0x	$3,059	$3,824
Total Enterprise Value				$13,703	$15,428
Enterprise Value				$7,776	$9,500
Less Net Debt				($1,547)	($1,547)
Equity Value				$6,229	$7,953

	FY 2019E GP/IDR	FY 2019E Distribution Yield[2]		Equity Value	
Abe					
GP Equity Value	$50	13.2%	13.2%	$378	$378
Abe FD LP Equity Value				$2,704	$2,704
Abe Equity Value				$3,082	$3,082
Less Abe NCI				($2,012)	($2,012)
Total SQ Ulysses Equity Value				$7,299	$9,023
Ulysses FD Shares O/S				177.9	177.9
Implied SQ Ulysses Share Price				$41.02	$50.71

SQ EBITDA Mix[3]


Midstream & Marketing 15%
Abe 21%
Utilities 29%
International 35%

Source: Management Projections and FactSet as of 3/15/2019.
Note: Corporate revenue & other income / expenses allocated pro-rata to business units on basis of business unit contribution of gross revenue / gross expenses respectively.

1. Based on comparable C-Corp, LDC's, and Propane Distributors median 2019E EV/EBITDA.
2. Based on Abe 2019E distribution yield.
3. Total EBITDA attributable to Ulysses shareholders, excluding portion attributable to noncontrolling interest in Abe. Abe EBITDA allocated ~38% to Ulysses unitholders, proportionately to distributions received.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Supplemental Calculation Detail

Valuation Effective Date: 3/31/2019 | Updated Abe Case

PF Discounted Unlevered DCF Analysis

	2H 2019E	2020E	2021E	2022E
EBITDA	$735	$1,674	$1,818	$1,949
Unlevered Cash Taxes[1]	(77)	(125)	(123)	
Capex	(434)	(957)	(1,044)	
FCF	$223	$591	$650	
Discount Factor	0.987	0.950	0.903	
Disc. FCF	$221	$561	$587	
Disc. PF Ulysses FCF Total				$1,369
Terminal Multiple				10.0x
Terminal Disc. Factor				0.880x
Implied Terminal PV EV				$17,149
Less PF Ulysses Net Debt[2]				($4,936)
Implied PF Ulysses Equity Value				$13,582
PF Ulysses Equity Value per Share				$63.82
Equity Considertaion XR / Abe Unit				0.5000x
Cash Considertaion / Abe Unit				$7.63
Abe Equity Value per Unit				$39.54

PF Levered DCF Analysis

	2H 2019E	2020E	2021E	2022E
PF Ulysses Dividend/Sh.	$0.55	$1.20	$1.25	$1.30
Discount Factor	0.986	0.946	0.894	
PV of Dividend/Sh.	$0.54	$1.13	$1.11	
Disc. GP Dist. Total				$2.79
PF Ulysses EPS				$3.63
Terminal P/E				20.0x
Terminal Disc. Factor				0.870
Implied Terminal PV per Share				$63.20
PF Ulysses Value per Share				$65.99
Equity Considertaion XR / Abe Unit				0.5000x
Cash Considertaion / Abe Unit				$7.63
Abe Equity Value per Unit				$40.62

Source: Management projections and FactSet as of 3/15/2019.
(1) Cash taxes de-levered by removing interest expense tax shield.
(2) Includes additional debt issued for payment of cash consideration of $7.63 per unit.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Cost of Capital

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Cost of Equity

Barra Beta

	Low	High
Raw Beta[1]	0.75	1.02
Spot Risk-Free Rate[2]	2.8%	2.8%
Equity Risk Premium[3]	6.0%	6.0%
Cost of Equity	**7.4%**	**9.0%**

Cost of Equity

Sensitized Peer Total Return

	Low	High
Cost of Equity	**13.2%**	**14.2%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[4]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	2.3%	4.0%	3.7%	8.7%	12.5%
	GasLog Partners LP	4.3%	4.0%	4.0%	9.6%	13.7%
	Genesis Energy LP	0.0%	4.0%	3.4%	9.7%	13.1%
	Global Partners LP	0.0%	4.0%	3.4%	10.0%	13.4%
	Golar LNG Partners LP	0.0%	4.0%	3.4%	12.5%	15.9%
	Holly Energy Partners LP	1.0%	4.0%	3.5%	9.5%	13.1%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.1%	14.5%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	16.1%	19.5%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	11.5%	15.4%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.0%	12.4%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.5%	13.3%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	24.7%	28.1%
	Sunoco LP	0.0%	4.0%	3.4%	10.9%	14.3%
	TC PipeLines LP	0.0%	4.0%	3.4%	7.4%	10.8%
	USA Compression Partners LP	0.0%	4.0%	3.4%	13.1%	16.5%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	10.5%	14.7%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.3%	9.7%
	Median	**0.0%**	**4.0%**	**3.4%**	**10.0%**	**13.7%**
	Mean	**1.0%**	**4.0%**	**3.6%**	**11.2%**	**14.7%**
	Abe	**0.0%**	**4.0%**	**3.4%**	**13.2%**	**16.6%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/15/2019.

(1) Barra beta as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(2) 20-year treasury bond yield as of 3/15/2019.
(3) Duff & Phelps historical arithmetic premium.
(4) Weights Expected Current - 2022E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Cost of Capital Analysis

Cost of Equity
Barra Beta

	Low	High
Raw Beta[1]	0.33	0.45
Spot Risk-Free Rate[2]	2.8%	2.8%
Equity Risk Premium[3]	6.0%	6.0%
Cost of Equity	**4.8%**	**5.6%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.8%	5.6%
Cost of Debt[4]	3.6%	5.1%
Market Value of Equity	$11,712	$11,712
Total Debt	$5,421	$5,421
Cost of Capital	**4.4%**	**5.4%**

Cost of Capital
Barra Beta | Optimal Capital Structure[5]

	Low	High
Cost of Equity	4.8%	5.6%
Cost of Debt[4]	3.6%	5.1%
Market Value of Equity	$11,712	$11,712
Total Debt[5]	$4,445	$4,445
Cost of Capital	**4.2%**	**5.2%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/15/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $7.63 for each Abe unit is funded using the Ulysses revolver at a 6.000% interest rate. Equity - Based on a 0.5000x XR of Ulysses shares for each Abe unit.
(1) Barra beta for Ulysses as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(2) 20-year treasury bond yield as of 3/15/2019.
(3) Duff & Phelps historical arithmetic premium.
(4) Illustrative low and high range reflects a -/+ 100 bps range around current 5.73% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(5) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING
39

PF Ulysses Peer Group WACC Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Comparable Public Company Beta-Based Cost of Equity | Barra Beta

(USD in millions, unless otherwise noted)

A	B	C	D	E	F	F
					Barra Beta	
Company	Market Equity Value	Total Debt	Debt / Equity	Statutory Tax Rate	Levered Beta	Unlevered Beta
Atmos Energy	$11,921	$3,685	0.31x	21.0%	0.31	0.25
Chesapeake Utilities Corporation	1,525	653	0.43x	21.0%	0.44	0.33
NiSource Inc	10,439	9,201	0.88x	21.0%	0.30	0.18
New Jersey Resources Corporation	4,447	1,681	0.38x	21.0%	0.43	0.33
Northwest Natural Holding Co.	1,877	987	0.53x	21.0%	0.36	0.25
ONE Gas Inc	4,698	1,596	0.34x	21.0%	0.35	0.28
Spire Inc	4,423	2,793	0.63x	21.0%	0.36	0.24
Southwest Gas Holdings Inc	4,446	2,308	0.52x	21.0%	0.47	0.33
Enbridge Inc	73,977	48,703	0.66x	21.0%	0.69	0.45
Kinder Morgan Inc	45,240	36,593	0.81x	21.0%	0.95	0.58
SemGroup Corporation	1,322	2,317	1.75x	21.0%	1.45	0.61
Targa Resources Corp.	9,463	6,660	0.70x	21.0%	1.26	0.81
Tallgrass Energy LP	6,813	3,224	0.47x	21.0%	1.26	0.92
Williams Companies Inc	34,327	22,414	0.65x	21.0%	0.92	0.61
Abe Partners	3,082	2,854	0.93x	0.0%	0.89	0.46
Suburban Propane Partners LP	1,425	1,281	0.90x	0.0%	0.40	0.21
Superior Plus Corporation	1,511	1,414	0.94x	27.0%	0.77	0.46
		Median	0.65x		0.47	0.33
		Mean	0.70x		0.68	0.43
		Implied Ulysses Median[(1)]			0.506	
		Implied Ulysses Mean[(1)]			0.664	

Cost of Equity

	Low	High
Raw Beta[(2)]	0.43	0.58
Spot Risk-Free Rate[(3)]	2.8%	2.8%
Equity Risk Premium[(4)]	6.0%	6.0%
Cost of Equity	5.4%	6.3%

Cost of Debt

	Low	High
Pre-Tax Cost of Debt[(5)]	4.7%	6.7%
Marginal Tax Rate[(6)]	21.0%	21.0%
Cost of Debt	3.7%	5.3%

Cost of Capital

	Low	High
Cost of Equity	5.4%	6.3%
Cost of Debt	3.7%	5.3%
% Equity[(7)]	60%	60%
% Debt[(7)]	40%	40%
Cost of Capital	4.8%	5.9%

Source: Bloomberg, Alacra, Duff & Phelps, FactSet, Federal Reserve, company filings as of 3/15/2019.
Note: Barra betas as of 2/28/2019 per latest public release. Means and medians exclude Ferrellgas due to financial distress. Market equity values include implied GP equity value.
(1) Based on target capital structure (median debt / equity ratio of select peer group) and median tax rate of select peer group excluding MLPs.
(2) Illustrative low and high range reflects a +/- 15% range on the implied Ulysses levered median beta. Median debt / equity ratio of select peer group used to re-lever beta.
(3) 20-year treasury bond yield as of 3/15/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) Illustrative low and high range reflects a -/+ 100 bps range around 5.73% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt as of 3/15/2019.
(6) Assumes median tax rate of select peer group.
(7) Assumes median debt/equity capital structure of select peer group.

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40

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

About The Firm

Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company's two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.

The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.

Contact Us
Houston (Research, Sales and Trading): 713-333-2960
Houston (Investment Banking): 713-333-7100
Houston (Asset Management): 713-337-3999
Denver (Sales): 303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 7268 2800
Calgary: 403-705-7830

www.TPHco.com

Copyright 2019 – Tudor, Pickering, Holt & Co.

Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party's intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.

The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part except as set forth in a written agreement between the Audit Committee of the Board of Directors of AmeriGas Propane, Inc. and Tudor, Pickering, Holt & Co.

Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.

Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities - Canada, ULC, located in Calgary, Alberta.

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